Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
March 31, 2026
VF20-NPRT1-0526
1.847118.119
Bond Funds - 47.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	384,447	3,444,646
Fidelity High Income Fund (b)	856,091	6,857,293
Fidelity Inflation-Protected Bond Index Fund (b)	1,393,603	12,751,464
Fidelity Long-Term Treasury Bond Index Fund (b)	43,135	396,838
Fidelity Total Bond Fund (b)	15,499,169	148,482,041
VIP Investment Grade Bond II Portfolio - Investor Class (b)	15,670,064	148,395,506
TOTAL BOND FUNDS (Cost $325,836,493)		320,327,788

Domestic Equity Funds - 14.1%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	46,251	2,318,101
Fidelity Commodity Strategy Fund (b)	64,456	7,589,059
Fidelity Contrafund (b)	98,814	2,268,760
Fidelity Enhanced Large Cap Core ETF (b)	36,864	1,337,057
Fidelity Fundamental Small-Mid Cap ETF (b)	71,957	2,299,026
Fidelity Hedged Equity Fund (b)	575,656	8,231,878
Fidelity Real Estate Investment Portfolio (b)	37,312	1,458,143
Fidelity Stock Selector Small Cap Fund (b)	124,940	5,508,590
VIP Stock Selector Portfolio - Investor Class (b)	4,406,832	61,519,375
VIP Value Strategies Portfolio - Investor Class (b)	187,273	3,133,082
TOTAL DOMESTIC EQUITY FUNDS (Cost $72,356,337)		95,663,071

International Equity Funds - 7.8%
	Shares	Value ($)
Fidelity Canada Fund (b)	29,842	2,393,889
Fidelity Emerging Markets Fund (b)	239,925	12,077,849
Fidelity Enhanced International ETF (b)	144,455	5,373,726
Fidelity Infrastructure Fund (b)	59,070	1,042,592
Fidelity International Capital Appreciation Fund (b)	156,911	5,333,394
Fidelity International Discovery Fund (b)	79,738	4,462,126
Fidelity International Small Cap Opportunities Fund (b)	93,875	2,001,418
Fidelity Japan Smaller Companies Fund (b)	104,304	1,848,261
Fidelity Overseas Fund (b)	175,226	12,274,585
Fidelity Total International Equity Fund (b)	395,040	5,949,309
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $38,160,476)		52,757,149

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/23/2026 (d)	3.63	170,000	169,623
US Treasury Bills 0% 4/30/2026 (d)	3.61 to 3.62	100,000	99,708
US Treasury Bills 0% 4/9/2026 (d)	3.55	20,000	19,984
US Treasury Bills 0% 5/14/2026 (d)	3.64	20,000	19,913
US Treasury Bills 0% 5/28/2026 (d)	3.62	30,000	29,827
US Treasury Bills 0% 5/7/2026 (d)	3.62	80,000	79,709
US Treasury Bills 0% 6/11/2026 (d)	3.64	40,000	39,716
US Treasury Bills 0% 6/18/2026 (d)	3.63	20,000	19,843
US Treasury Bills 0% 6/25/2026 (d)	3.64	40,000	39,661
US Treasury Bills 0% 6/4/2026 (d)	3.63	280,000	278,201
US Treasury Bills 0% 7/2/2026 (d)	3.64	60,000	59,448
TOTAL U.S. TREASURY OBLIGATIONS (Cost $855,657)			855,633

Money Market Funds - 30.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.69	33,541,593	33,548,301
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	3.57	175,167,594	175,167,594
TOTAL MONEY MARKET FUNDS (Cost $208,715,895)			208,715,895

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $645,924,858)	678,319,536
NET OTHER ASSETS (LIABILITIES) - 0.1%	531,148
NET ASSETS - 100.0%	678,850,684

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	38	6/2026	5,512,090	10,679
ICE MSCI Emerging Markets Index Contracts (United States)	97	6/2026	7,054,810	(53,861)

TOTAL EQUITY CONTRACTS				(43,182)

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	89	6/2026	9,879,000	(169,128)
CBOT US Treasury Ultra Bond Contracts (United States)	29	6/2026	3,373,063	11,821

TOTAL INTEREST RATE CONTRACTS				(157,307)

TOTAL FUTURES CONTRACTS				(200,489)
The notional amount of long futures as a percentage of Net Assets is 3.8%.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $855,633.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	33,446,901	4,686,217	4,584,817	313,121	(33)	33	33,548,301	33,541,593	0.1%
Total	33,446,901	4,686,217	4,584,817	313,121	(33)	33	33,548,301

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	2,742,603	-	207,062	-	22,857	(240,297)	2,318,101	46,251
Fidelity Canada Fund	2,840,523	40,435	570,914	-	18,591	65,254	2,393,889	29,842
Fidelity Commodity Strategy Fund	5,472,160	1,345,532	201,766	-	4,625	968,508	7,589,059	64,456
Fidelity Contrafund	2,508,247	41,590	151,263	4,157	1,800	(131,614)	2,268,760	98,814
Fidelity Emerging Markets Fund	13,799,960	332,662	2,311,527	-	946,464	(689,710)	12,077,849	239,925
Fidelity Enhanced International ETF	4,444,945	1,253,358	344,257	39,581	(11,839)	31,519	5,373,726	144,455
Fidelity Enhanced Large Cap Core ETF	4,513,603	-	3,069,067	3,760	121,310	(228,789)	1,337,057	36,864
Fidelity Floating Rate High Income Fund	5,173,085	121,546	1,789,652	65,022	(63,635)	3,302	3,444,646	384,447
Fidelity Fundamental Small-Mid Cap ETF	2,529,255	-	338,157	2,878	47,123	60,805	2,299,026	71,957
Fidelity Hedged Equity Fund	8,773,501	-	188,684	-	(2,555)	(350,384)	8,231,878	575,656
Fidelity High Income Fund	10,426,969	228,466	3,735,456	115,412	158,217	(220,903)	6,857,293	856,091
Fidelity Inflation-Protected Bond Index Fund	12,942,460	200,693	435,058	-	520	42,849	12,751,464	1,393,603
Fidelity Infrastructure Fund	991,202	-	-	-	-	51,390	1,042,592	59,070
Fidelity International Capital Appreciation Fund	5,494,832	355,907	234,440	-	(6,511)	(276,394)	5,333,394	156,911
Fidelity International Discovery Fund	4,324,037	405,135	156,482	-	(661)	(109,903)	4,462,126	79,738
Fidelity International Small Cap Opportunities Fund	2,210,424	33,652	203,322	-	6,597	(45,933)	2,001,418	93,875
Fidelity Investments Money Market Government Portfolio - Institutional Class	163,400,654	18,325,984	6,559,044	1,487,323	-	-	175,167,594	175,167,594
Fidelity Japan Smaller Companies Fund	1,750,216	-	-	-	-	98,045	1,848,261	104,304
Fidelity Long-Term Treasury Bond Index Fund	395,809	9,180	4,326	3,897	24	(3,849)	396,838	43,135
Fidelity Overseas Fund	17,050,922	429,722	5,064,452	-	1,117,009	(1,258,616)	12,274,585	175,226
Fidelity Real Estate Investment Portfolio	1,434,672	21,125	45,795	-	(877)	49,018	1,458,143	37,312
Fidelity Stock Selector Small Cap Fund	5,777,404	88,131	606,409	-	72,057	177,407	5,508,590	124,940
Fidelity Total Bond Fund	151,190,081	4,875,873	6,212,520	1,519,986	9,636	(1,381,029)	148,482,041	15,499,169
Fidelity Total International Equity Fund	5,652,105	662,493	405,433	-	(6,960)	47,104	5,949,309	395,040
VIP Investment Grade Bond II Portfolio - Investor Class	151,125,182	3,154,532	5,912,347	47,270	(108,470)	136,609	148,395,506	15,670,064
VIP Stock Selector Portfolio - Investor Class	65,920,704	1,440,357	4,078,705	-	566,850	(2,329,831)	61,519,375	4,406,832
VIP Value Strategies Portfolio - Investor Class	3,065,221	50,105	178,737	-	15,199	181,294	3,133,082	187,273
	655,950,776	33,416,478	43,004,875	3,289,286	2,907,371	(5,354,148)	643,915,602

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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